EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2018	2017	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$4,375	$3,434	27.40%
Return on Average Assets (Annualized)	1.39%	1.11%	25.23%
Return on Average Equity (Annualized)	9.41%	7.38%	27.51%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,258,116	$1,233,924	1.96%
Available-for-Sale Debt Securities	341,133	375,948	-9.26%
Loans (Net)	808,300	753,277	7.30%
Allowance for Loan Losses	9,049	8,744	3.49%
Deposits and Repo Sweep Accounts	1,023,563	986,495	3.76%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	171,237	164,291	4.23%
Trust Assets Under Management	916,295	880,979	4.01%

SHAREHOLDERS’ VALUE (PER COMMON SHARE)
Net Income - Basic	$0.36	$0.28	28.57%
Net Income - Diluted	$0.36	$0.28	28.57%
Dividends	$0.27	$0.26	3.85%
Common Book Value	$15.20	$15.41	-1.36%
Tangible Common Book Value (a)	$14.22	$14.42	-1.39%
Market Value (Last Trade)	$23.09	$23.28	-0.82%
Market Value / Common Book Value	151.91%	151.07%	0.56%
Market Value / Tangible Common Book Value	162.38%	161.44%	0.58%
Price Earnings Multiple (Annualized)	16.03	20.79	-22.90%
Dividend Yield (Annualized)	4.68%	4.47%	4.70%
Common Shares Outstanding, End of Period	12,264,284	12,159,607	0.86%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)       (Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	MARCH 31,		INCREASE
	2018	2017	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	14.00%	14.35%	-2.48%
Nonperforming Assets / Total Assets	1.39%	1.28%	8.59%
Allowance for Loan Losses / Total Loans	1.11%	1.15%	-3.48%
Total Risk Based Capital Ratio (b)	23.38%	23.72%	-1.43%
Tier 1 Risk Based Capital Ratio (b)	22.23%	22.57%	-1.51%
Common Equity Tier 1 Risk Based Capital Ratio (b)	22.23%	22.57%	-1.51%
Leverage Ratio (b)	14.38%	14.29%	0.63%

AVERAGE BALANCES
Average Assets	$1,257,704	$1,241,392	1.31%
Average Equity	$185,960	$186,202	-0.13%

EFFICIENCY RATIO
Net Interest Income on a Fully Taxable-Equivalent
Basis	$11,226	$10,841	3.55%
Noninterest Income	4,406	3,864	14.03%
Total (1)	$15,632	$14,705	6.30%
Noninterest Expense (2)	$9,895	$9,298	6.42%
Efficiency ratio = (2)/(1)	63.30%	63.23%	0.11%

(a) Tangible book value per common share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation’s capital and in providing an alternative, conservative valuation of the Corporation’s net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$1,258,116	$1,233,924
Less: Intangible Assets, Primarily Goodwill	(11,953)	(11,958)
Tangible Assets	$1,246,163	$1,221,966

Total Shareholders’ Equity	$186,382	$187,350
Less: Intangible Assets, Primarily Goodwill	(11,953)	(11,958)
Tangible Common Equity (3)	$174,429	$175,392

Common Shares Outstanding, End of Period (4)	12,264,284	12,159,607
Tangible Common Book Value per Share = (3)/(4)	$14.22	$14.42

(b) Capital ratios for the most recent period are estimated.

QUARTERLY CONDENSED, CONSOLIDATED
INCOME STATEMENT INFORMATION
(In Thousands, Except Per Share Data) (Unaudited)	For the Three Months Ended:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Interest income	$11,890	$11,785	$11,626	$11,340	$11,112
Interest expense	993	999	985	978	953
Net interest income	10,897	10,786	10,641	10,362	10,159
Provision for loan losses	292	23	322	4	452
Net interest income after provision for loan losses	10,605	10,763	10,319	10,358	9,707
Noninterest income	4,406	4,117	4,066	4,106	3,864
Net gains on securities	0	0	5	107	145
Noninterest expense	9,895	9,401	9,192	9,076	9,298
Income before income tax provision	5,116	5,479	5,198	5,495	4,418
Income tax provision	741	3,536	1,262	1,374	984
Net income	$4,375	$1,943	$3,936	$4,121	$3,434
Net income attributable to common shares	$4,352	$1,933	$3,916	$4,100	$3,416
Basic earnings per common share	$0.36	$0.16	$0.32	$0.34	$0.28
Diluted earnings per common share	$0.36	$0.16	$0.32	$0.34	$0.28

QUARTERLY CONDENSED, CONSOLIDATED
BALANCE SHEET INFORMATION
(In Thousands) (Unaudited)	As of:
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
ASSETS
Cash & Due from Banks	$36,860	$40,244	$32,850	$34,643	$32,543
Available-for-Sale Debt Securities	341,133	355,937	364,108	363,776	375,948
Loans Held for Sale	225	765	437	1,708	163
Loans, Net	808,300	806,857	792,112	771,057	753,277
Intangible Assets	11,953	11,954	11,956	11,957	11,958
Other Assets	59,645	61,202	58,458	60,260	60,035
TOTAL ASSETS	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

LIABILITIES
Deposits	$1,018,081	$1,008,449	$1,021,625	$997,262	$980,251
Repo Sweep Accounts	5,482	3,766	4,739	4,875	6,244
Total Deposits and Repo Sweeps	1,023,563	1,012,215	1,026,364	1,002,137	986,495
Borrowed Funds	39,122	67,189	34,256	42,321	52,888
Other Liabilities	9,049	9,112	8,288	9,084	7,191
TOTAL LIABILITIES	1,071,734	1,088,516	1,068,908	1,053,542	1,046,574

SHAREHOLDERS’ EQUITY
Common Shareholders’ Equity, Excluding
Accumulated Other Comprehensive Income (Loss)	191,920	189,950	190,639	189,339	187,825
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains (Losses) on Available-for-sale Securities	(5,679)	(1,566)	227	369	(630)
Defined Benefit Plans	141	59	147	151	155
TOTAL SHAREHOLDERS’ EQUITY	186,382	188,443	191,013	189,859	187,350
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,258,116	$1,276,959	$1,259,921	$1,243,401	$1,233,924

AVAILABLE-FOR-SALE DEBT SECURITIES	March 31, 2018		December 31, 2017
(In Thousands)	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
Obligations of U.S. Government agencies	$8,023	$7,803	$8,026	$7,873
Obligations of states and political subdivisions:
Tax-exempt	103,598	103,403	103,673	105,111
Taxable	24,140	24,038	25,431	25,573
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	50,880	49,335	52,992	52,347
Residential collateralized mortgage obligations	127,886	124,008	134,314	131,814
Commercial mortgage-backed securities	33,793	32,546	33,881	33,219
Total Available-for-Sale Debt Securities	$348,320	$341,133	$358,317	$355,937

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	March 31,	Dec. 31,	March 31,
	2018	2017	2017
Residential mortgage:
Residential mortgage loans - first liens	$358,786	$359,987	$340,431
Residential mortgage loans - junior liens	25,870	25,325	23,717
Home equity lines of credit	34,595	35,758	36,810
1-4 Family residential construction	25,790	26,216	24,041
Total residential mortgage	445,041	447,286	424,999
Commercial:
Commercial loans secured by real estate	161,571	159,266	153,385
Commercial and industrial	89,346	88,276	79,493
Political subdivisions	56,224	59,287	44,625
Commercial construction and land	13,232	14,527	15,252
Loans secured by farmland	7,015	7,255	7,497
Multi-family (5 or more) residential	7,621	7,713	7,622
Agricultural loans	5,803	6,178	3,992
Other commercial loans	16,079	10,986	11,131
Total commercial	356,891	353,488	322,997
Consumer	15,417	14,939	14,025
Total	817,349	815,713	762,021
Less: allowance for loan losses	(9,049)	(8,856)	(8,744)
Loans, net	$808,300	$806,857	$753,277

Loans Held for Sale
(In Thousands)	March 31,	Dec. 31,	March 31,
	2018	2017	2017
Residential mortgage loans originated and serviced - outstanding balance	$171,462	$170,490	$164,454
Less: outstanding balance of loans sold	(171,237)	(169,725)	(164,291)
Loans held for sale, net	$225	$765	$163

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	3 Months	Year
	Ended	Ended	Ended	Ended
	March 31,	Dec. 31,	March 31,	Dec. 31,
	2018	2017	2017	2017
Balance, beginning of period	$8,856	$8,900	$8,473	$8,473
Charge-offs	(115)	(77)	(200)	(479)
Recoveries	16	10	19	61
Net charge-offs	(99)	(67)	(181)	(418)
Provision for loan losses	292	23	452	801
Balance, end of period	$9,049	$8,856	$8,744	$8,856

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(Dollars In Thousands)
	March 31,	Dec 31,	March 31,
	2018	2017	2017
Impaired loans with a valuation allowance	$4,699	$4,100	$3,319
Impaired loans without a valuation allowance	5,507	5,411	5,380
Total impaired loans	$10,206	$9,511	$8,699

Total loans past due 30-89 days and still accruing	$5,927	$9,449	$6,476

Nonperforming assets:
Total nonaccrual loans	$13,587	$13,404	$11,231
Total loans past due 90 days or more and still accruing	2,795	3,724	2,714
Total nonperforming loans	16,382	17,128	13,945
Foreclosed assets held for sale (real estate)	1,100	1,598	1,878
Total nonperforming assets	$17,482	$18,726	$15,823

Loans subject to troubled debt restructurings (TDRs):
Performing	$774	$636	$752
Nonperforming	2,987	3,027	3,083
Total TDRs	$3,761	$3,663	$3,835

Total nonperforming loans as a % of loans	2.00%	2.10%	1.83%
Total nonperforming assets as a % of assets	1.39%	1.47%	1.28%
Allowance for loan losses as a % of total loans	1.11%	1.09%	1.15%
Allowance for loan losses as a % of nonperforming loans	55.24%	51.70%	62.70%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	3/31/2018	Return/	12/31/2017	Return/	3/31/2017	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale debt securities, at amortized cost:
Taxable	$249,840	2.21%	$256,714	2.14%	$270,251	2.11%
Tax-exempt	103,177	3.53%	106,773	4.23%	117,628	4.44%
Total available-for-sale debt securities	353,017	2.60%	363,487	2.76%	387,879	2.81%
Marketable equity security	962	2.11%	1,000	2.38%	1,000	2.03%
Interest-bearing due from banks	14,131	1.43%	15,423	1.29%	14,923	0.87%
Loans held for sale	168	4.83%	393	5.05%	201	8.07%
Loans receivable:
Taxable	740,655	5.04%	729,219	4.92%	698,042	4.87%
Tax-exempt	76,242	3.72%	73,683	4.56%	61,336	4.55%
Total loans receivable	816,897	4.92%	802,902	4.88%	759,378	4.84%
Total Earning Assets	1,185,175	4.18%	1,183,205	4.18%	1,163,381	4.11%
Cash	16,874		17,645		16,013
Unrealized gain/loss on securities	(5,529)		(844)		(958)
Allowance for loan losses	(9,002)		(9,013)		(8,593)
Bank premises and equipment	15,451		15,313		15,712
Intangible assets	11,954		11,954		11,959
Other assets	42,781		42,294		43,878
Total Assets	$1,257,704		$1,260,554		$1,241,392

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$212,981	0.34%	$215,300	0.28%	$201,120	0.16%
Money market	179,923	0.21%	188,659	0.19%	191,103	0.17%
Savings	149,618	0.10%	147,382	0.10%	138,805	0.10%
Certificates of deposit	123,974	1.00%	119,936	0.92%	113,636	0.80%
Individual Retirement Accounts	94,311	0.49%	96,148	0.46%	99,028	0.43%
Other time deposits	772	0.00%	682	0.00%	791	0.00%
Total interest-bearing deposits	761,579	0.39%	768,107	0.35%	744,483	0.28%
Borrowed funds:
Short-term	52,305	1.54%	25,669	1.28%	41,386	0.75%
Long-term	13,054	2.02%	29,480	3.35%	38,419	3.75%
Total borrowed funds	65,359	1.64%	55,149	2.39%	79,805	2.20%
Total Interest-bearing Liabilities	826,938	0.49%	823,256	0.48%	824,288	0.47%
Demand deposits	235,936		237,518		222,740
Other liabilities	8,870		9,308		8,162
Total Liabilities	1,071,744		1,070,082		1,055,190
Stockholders’ equity, excluding accumulated other comprehensive income/loss	190,129		190,878		186,689
Accumulated other comprehensive loss	(4,169)		(406)		(487)
Total Stockholders’ Equity	185,960		190,472		186,202
Total Liabilities and Stockholders’ Equity	$1,257,704		$1,260,554		$1,241,392
Interest Rate Spread		3.69%		3.70%		3.64%
Net Interest Income/Earning Assets		3.84%		3.85%		3.78%

Total Deposits (Interest-bearing and Demand)	$997,515		$1,005,625		$967,223

(1)	Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21% in 2018 and 35% in 2017.
(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds are presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2018	2017	2017
Trust and financial management revenue	$1,422	$1,430	$1,180
Brokerage revenue	212	246	156
Insurance commissions, fees and premiums	44	17	41
Service charges on deposit accounts	1,204	1,160	1,101
Service charges and fees	86	83	80
Interchange revenue from debit card transactions	579	572	520
Net gains from sales of loans	184	167	166
Loan servicing fees, net	128	82	72
Increase in cash surrender value of life insurance	97	98	90
Other noninterest income	450	262	458
Total noninterest income, before realized gains on available-for-sale securities, net	$4,406	$4,117	$3,864

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended
	March 31,	Dec. 31,	March 31,
	2018	2017	2017
Salaries and wages	$4,124	$3,981	$3,868
Pensions and other employee benefits	1,610	1,484	1,524
Occupancy expense, net	637	582	578
Furniture and equipment expense	271	341	313
Data processing expenses	641	620	575
Automated teller machine and interchange expense	322	339	294
Pennsylvania shares tax	336	321	336
Professional fees	276	206	187
Directors’ fees	184	172	185
Other noninterest expense	1,494	1,355	1,438
Total noninterest expense	$9,895	$9,401	$9,298